U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2016

US LIGHTING GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55689	20-0347908
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

34099 Melinz Pkwy, Unit E, Eastlake, OH	44095
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 216-896-7000

The Luxurious Travel Corp.
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “the Company,” “we,” “us” and “our” refer to US Lighting Group, Inc., a Florida corporation and its subsidiary.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

On September 6, 2016, we issued a press release announcing that (a) the Company had filed Articles of Amendment to its Articles of Incorporation with the Florida Secretary of State changing the Company’s name from “The Luxurious Travel Corp.” to “US Lighting Group, Inc.” and (b) a related change in the Company’s OTC Markets Group, Inc. trading symbol from LXRT to USLG had been approved by FINRA and was to be effective as of September 7, 2016. Copies of the Articles of Amendment and the Company’s press release are filed as Exhibit 3.1 and Exhibit 99.1 to this report, respectively.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description

3.1	Articles of Amendment to Articles of Incorporation of The Luxurious Travel Corp. (now known as US Lighting Group, Inc.)

99.1	Press release of the Company, Inc. dated September 6, 2016, announcing the Company’s change of name and trading symbol

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LIGHTING GROUP, INC.

Dated: September 7, 2016	By:	/s/ Paul Spivak
Paul Spivak, Chief Executive Officer